Exhibit 10.4

AMENDMENT NUMBER TWO

TO AMENDED AND RESTATED GOOGLE INC. SERVICES AGREEMENT

AND ORDER FORM

This Amendment Number Two (“Amendment Two”) is made effective as of February 1, 2008 (the “Amendment Two Effective Date”) and amends the Amended and Restated Google Inc. Services Agreement (the “GSA”) and Order Form (the “Order Form”), both with an Effective Date of October 1, 2005, and as amended on November 6, 2006 (“Amendment One”), by and between InfoSpace Sales LLC, a Delaware limited liability company, with its principal place of business at 601 108th Ave. NE, Suite 1200, Bellevue, Washington 98004 (“Customer”) and Google Inc., with its principal place of business at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”). The GSA, Order Form and Amendment One are collectively referred to herein as the “Agreement”.

WHEREAS, Customer and Google are parties to the Agreement, pursuant to which Google provides Customer with certain Services (as defined in the Agreement); and

WHEREAS, Customer and Google desire to add certain URLs owned and controlled [*] as Non-Hosted Syndicated Sites;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows.

1. Definitions. For purposes of this Amendment Two, capitalized terms used but not defined herein shall have the same meanings set forth in the Agreement.

2. Amendments to the GSA. Pursuant to Section 1.5 of the GSA, Google hereby approves each URL set forth on Exhibit A attached hereto (each a “[*] URL”) as a “Non Hosted Syndicated Site” and further approves the distribution of AFS Services to such [*] URL(s). As of the Amendment Two Effective Date, each [*] URL shall be a Non Hosted Syndicated Site and shall be subject to all terms and conditions set forth in the Agreement. Notwithstanding the foregoing approval, Customer acknowledges and agrees that prior to distributing any Service(s) to a [*] URL, Customer shall enter into a written agreement with [*] (or its Affiliate that owns the relevant [*] URL) which agreement shall contain, at a minimum, all terms and conditions set forth in Schedule B to the Agreement.

3. Metrics. Notwithstanding anything to the contrary set forth in Section 7.2 (Metrics Provided by Google), Customer acknowledges and agrees that it will in no event provide to [*] or to any Affiliate of [*] the [*] metrics of any Google Service(s) on any [*] URL, except as specifically permitted below. Customer may only disclose to [*] (or any Affiliate thereof) Google [*] metrics on any given [*] URL if such performance metrics are aggregated with the [*] metrics of all non-Google providers of advertising services on such [*] URL. Customer shall in no event disclose [*] metrics (including without limitation [*]) generated via Google’s Services on any [*] URL in a non-aggregated form. For the avoidance of doubt, Customer acknowledges and agrees that it will not implement the Google Services on any [*] URL on a [*] basis (i.e. [*]). Customer must obtain Google’s prior written consent if it wishes to implement the Google Services on a [*] URL without implementing [*]. “Affiliate” means any entity that controls, is controlled by or is under common control with another entity, where control means the beneficial ownership of more than [*] ([*]) of either (i) the then outstanding shares of common stock of such entity; or

Google Confidential	1	InfoSpace Amendment Two

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission

(ii) the combined voting power of the then outstanding voting securities of such entity entitled to vote generally in the election of directors.

4. [*] Toolbar. As of the Amendment Two Effective Date, Google approves the Client Application known as the “[*] Toolbar” (but only those URLs set forth in Exhibit A attached hereto) as a WebSearch Client Application and AFS Client Application, subject to such [*] Toolbar complying with all terms and conditions of the Agreement applicable to Client Applications, including without limitation Google’s Client Application Guidelines. The implementation of Google Services on the [*] Toolbar shall be in material conformity with the screen shot attached hereto as Exhibit B and Customer shall notify Google if and to the extent any material changes are made to such implementation.

5. No Other Amendments. Except as otherwise set forth herein, all terms and conditions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment Two by their duly authorized representatives as of the Amendment Two Effective Date.

InfoSpace Sales LLC	Google Inc.

By: /s/ J.F. Voelker	By: /s/Joan Braddi
Name: J.F. Voelker	Name: Joan Braddi
Title: CEO	Title: VP, Search Services

Google Confidential	2	InfoSpace Amendment Two

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission

Exhibit 10.4

Exhibit A

[SPAF]

[*]

Google Confidential	3	InfoSpace Amendment Two

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission

Exhibit B

Screenshot of [*] Toolbar

[to be provided]

Google Confidential	4	InfoSpace Amendment Two

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission